EXHIBIT 10.56

                               AMENDMENT TO LEASE

     This Amendment to Lease (hereinafter "Amendment") is made as of this 19th day of November 1998, by and between Executive Park Partnership, qualified to transact business in Arkansas with an office located at 300 Executive Park Building, 320 Executive Court, Little Rock, Arkansas 72205 (hereinafter "Lessor"), and Pharmacy Associates, Inc., an Arkansas corporation (hereinafter "Lessee").

                                    RECITALS:

     WHEREAS, Lessor and Lessee entered into a lease which commenced on March 4, 1996, and a subsequent Amendment to Lease dated November 3, 1998, (hereinafter collectively referred to as "Lease") under the terms of which Lessor leased to Lessee approximately 5545 rentable square feet of space located at 320 Executive Court, Little Rock, Arkansas (hereinafter "Premises"), which Lease is scheduled to expire on April 30, 1999; and

     WHEREAS, Lessor and Lessee desire to amend the terms of the Lease;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants,   terms,
provisions, and agreement of the parties set forth herein in this Amendment, the parties agree as follows:

     1. Lease Term.

     The Lease term shall be for a period of three years, commencing on May 1, 1999, and continuing thereafter until April 30, 2002.

     2. Rent.

     The annual rental, without deductions, set-off, prior notice, or demand shall be as follows:

     Period                             Annual Rent       Monthly Rent

     May 1, 1999 to April 30, 2000      $81,103.00          $6,758.58
     May 1, 2000 to April 30, 2001      $84,324.90          $7,027.08
     May 1, 2001 to April 30, 2002      $87,713.45          $7,309.45

     3. Performance.

     Lessor, at Lessor's sole expense, agrees to replace the carpeting in Suite 201, except for the 750 sq. ft. of carpeting installed as a condition of the Amendment to Lease dated November 2, 1998.

     4. Notification of Lessee's Intent to Renew Lease.

     Notification must be received in writing and the extension amendment agreed upon and executed by both LESSEE and LESSOR by November 1, 2001.

     5. No Further Modification.

     Except as modified by this Amendment to Lease, the Lease dated March 4, 1993, and Amendment to Lease dated November 2, 1998, and all the covenants, agreements, terms, and provisions thereof shall remain in full force and effect. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment to Lease on the dates indicated below.

Date:  November 5, 1998                     Date:   November 11, 1998
       ----------------                             -----------------

TERRY MOORE & ASSOCIATES, INC.              PHARMACY ASSOCIATES, INC.
Its Managing Agent

By:   /s/Terry Moore                        By:   /s/Tery Baskin
      Terry Moore, President                      Tery Baskin, President

                            PHARMACY ASSOCIATES, INC.
                                      1999

Suite            Sq. Ft.             Rate*         Total Per Unit
 201              4010              $14.60           $58,546.00
 301              1545              $14.60           $22,557,00
         ANNUAL RATE                        $81,103.00
         MONTHLY RATE                       $  6,758.58


                            PHARMACY ASSOCIATES, INC.
                                      2000

Suite            Sq. Ft.             Rate*         Total Per Unit
 201              4010              $15.18           $60,871.80
 301              1545              $15.18           $23,453.10
         ANNUAL RATE                        $84,324.90
         MONTHLY RATE                       $  7,027.08


                            PHARMACY ASSOCIATES, INC.
                                      2001

Suite            Sq. Ft.             Rate*         Total Per Unit
 201              4010              $15.79           $63,317.90
 301              1545              $15.79           $24,395.55
         ANNUAL RATE                        $87,713.45
         MONTHLY RATE                       $  7,309.45